As filed with the Securities and Exchange Commission on August 25, 1999
                                                   Registration No. 333-________
================================================================================

                             ----------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           The Securities Act of 1933

                             ----------------------

                             PINNACLE SYSTEMS, INC.
             (Exact name of Registrant as specified in its charter)

                             ----------------------

      California                                       94-3003809
(State of incorporation)                    (I.R.S. Employer Identification No.)

                            280 North Bernardo Avenue
                         Mountain View, California 94043
   (Address, including zip code, of Registrant's principal executive offices)

                             ----------------------

                       1996 SUPPLEMENTAL STOCK OPTION PLAN
                            (Full title of the plan)

                             ----------------------

                                 MARK L. SANDERS
                      President and Chief Executive Officer
                             PINNACLE SYSTEMS, INC.
                            280 North Bernardo Avenue
                         Mountain View, California 94043
                                 (650) 526-1600
(Name, address, and telephone number, including area code, of agent for service)

                             ----------------------

                                   Copies to:
                             CHRIS F. FENNELL, ESQ.
                        Wilson Sonsini Goodrich & Rosati
                            Professional Corporation
                               650 Page Mill Road
                               Palo Alto, CA 94304
                                 (650) 493-9300

                             ----------------------

                                                     CALCULATION OF REGISTRATION FEE
========================================= ========================= ====================== ====================== =================
                                                                      Proposed Maximum       Proposed Maximum         Amount of
         Title of Each Class of                 Amount to be           Offering Price            Aggregate           Registration
      Securities to be Registered                Registered               Per Share           Offering Price             Fee
----------------------------------------- ------------------------- ---------------------- ---------------------- -----------------
Common Stock, no par value, and related
  Preferred Share Purchase Rights.....             1,500,000             $32.56 (1)             $48,840,000.00         $13,577.52
========================================= ========================= ====================== ====================== =================

(1)  Calculated in accordance with Rule 457(c) solely for the purpose of computing the amount of the  registration  fee based upon the average of the high and low prices for the Common Stock as reported on the Nasdaq National Market on August 19, 1999.
========================================= ========================= ====================== ====================== =================

         The contents of the Registrant's Form S-8 Registration Statement (Registration No. 333-16999) as filed with the Commission on November 27, 1996, Form S-8 Registration Statement (Registration No. 333-34759) as filed with the Commission on August 29, 1997 and Form S-8 Registration Statement (Registration No. 333-75935) as filed with the Commission on April 8, 1999 are incorporated herein by reference.

             PART II: INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 8       Exhibits


  Exhibit Number                     Documents
  --------------  --------------------------------------------------------------

         4.1 1996 Supplemental Stock Option Plan, as amended, and form of option agreement thereunder

         5.1      Opinion  of  counsel  as  to  legality  of  securities   being
                  registered

        23.1      Consent of Independent Auditors

        23.2      Consent of Counsel (contained in Exhibit 5.1)

        24.1      Power of Attorney (see page II-2)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant, Pinnacle Systems, Inc., certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Mountain View, State of California, on this 25th day of August, 1999.


                                  PINNACLE SYSTEMS, INC.


                                  By:  /S/ MARK L. SANDERS
                                       -----------------------------------------
                                           Mark L. Sanders
                                           President and Chief Executive Officer



                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each such person whose signature appears below constitutes and appoints, jointly and severally, Mark L. Sanders and Arthur D. Chadwick his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendments to this Registration Statement on Form S-8 (including post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


         Pursuant  to the  requirements  of the  Securities  Act of  1933,  this
Registration  Statement  has  been  signed  by  the  following  persons  in  the capacities and on the dates indicated.
       Signature                                       Title                                Date
       ---------                                       -----                                ----
/S/ MARK L. SANDERS
------------------------------
(Mark L. Sanders)                  President, Chief Executive Officer and Director     August 25, 1999
                                   (Principal Executive Officer)

/S/ ARTHUR D. CHADWICK
------------------------------
(Arthur D. Chadwick)               Vice President, Finance and Administration and      August 25, 1999
                                   Chief Financial Officer (Principal Financial and
                                   Accounting Officer)

/S/ AJAY CHOPRA
------------------------------
(Ajay Chopra)                      Chairman of the Board and Vice President,           August 25, 1999
                                   General Manager, Desktop Products


/S/ NYAL D. MCMULLIN
------------------------------
(Nyal D. McMullin)                 Director                                            August 25, 1999


------------------------------
(Glenn E. Penisten)                Director


/S/ CHARLES J. VAUGHAN
------------------------------
(Charles J. Vaughan)               Director                                            August 25, 1999


/S/ JOHN LEWIS
------------------------------
(John Lewis)                       Director                                            August 25, 1999


/S/ L. GREGORY BALLARD
------------------------------
(L. Gregory Ballard)               Director                                            August 25, 1999


/S/ L. WILLIAM KRAUSE
------------------------------
(L. William Krause)                Director                                            August 25, 1999


                                      II-3

                                INDEX TO EXHIBITS

       Exhibit
       Number                          Documents
  --------------  --------------------------------------------------------------

         4.1 1996 Supplemental Stock Option Plan, as amended, and form of option agreement thereunder

         5.1      Opinion  of  counsel  as  to  legality  of  securities   being
                  registered

        23.1      Consent of Independent Auditors

        23.2      Consent of Counsel (included in Exhibit 5.1)

        24.1      Power of Attorney (see page II-2)